Exhibit 10.1

WAIVER AND CONSENT

As of October 26, 2006

CELLSTAR CORPORATION,
as Administrative Borrower
1730 Briercroft Court
Carrollton, Texas 75006

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Loan and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), dated as of March 31, 2006, by and among CellStar Corporation, a Delaware corporation (the “Parent”), certain of its Subsidiaries (as defined therein) signatory thereto (together with the Parent, each a “Borrower” and collectively the “Borrowers”), the lenders signatory thereto (“Lenders”) and Wells Fargo Foothill, Inc., as Administrative Agent for the Lenders (the “Agent”). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

CellStar Corporation, as Administrative Borrower, has requested that the Agent and the Lenders waive the limitation on the Eligible Inventory component of the Borrowing Base contained in Section 2.1(a)(x)(iii) of the Loan Agreement and consent to an increase in the Eligible Inventory component of the Borrowing Base under Section 2.1(a)(x)(iii) so long as the amount of credit availability created under Section 2.1(a)(x) does not exceed 200% of the credit availability created under Section 2.1(a)(w) (the “Waiver and Consent Request”).

Subject to the terms and conditions set forth in this letter (this “Waiver”), the Agent and the Lenders hereby grant the Waiver and Consent Request provided that under no circumstances shall the amount of credit availability created under Section 2.1(a)(x) exceed 200% of the credit availability created under Section 2.1(a)(w).

This Waiver shall be effective as of the date first written above (the “Waiver Effective Date”) upon satisfaction of the following:

(a)               the Agent’s receipt of a counterpart hereof duly executed by Borrowers and Lenders; and

(b)               the Agent’s receipt of a fully executed acknowledgement, waiver and consent, in the form attached hereto, from the Second Lien Agent and the Second Lien Lenders with respect to necessary consent under the Intercreditor Agreement and the Second Lien Credit Agreement.

This Waiver shall terminate (the “Waiver Termination Date”) and be of no further force and effect on the earlier of (i) December 11, 2006 or (ii) the occurrence of an Event of Default.

The Borrower hereby acknowledges and agrees that the failure to satisfy any of the conditions set forth herein shall cause this Waiver to be of no further force or effect.

The Borrower hereby represents and warrants that after giving effect hereto, no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

Except as otherwise expressed herein, the text of the Loan Agreement and the other Loan Documents shall remain in full force and effect, and the Agent and the Lenders hereby reserve the right to require strict compliance in the future with all terms and conditions of the Loan Agreement and the other Loan Documents.

Each of the Lenders signatory hereto hereby authorizes Agent to execute the attached Acknowledgement, Waiver and Consent to the Intercreditor Agreement as Agent, on behalf of itself and the Lenders.

This Waiver may be executed in any number of counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one in the same agreement. Delivery of a counterpart hereto by facsimile transmission or by transmission of an Adobe portable document format file (also known as a “PDF file”) shall be as effective as delivery of an original counterpart hereto.

This Waiver shall be deemed to be made pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia, and shall be construed, interpreted, performed and enforced in accordance therewith.

This Waiver shall constitute a Loan Document for all purposes.

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2

AGENT AND LENDERS:	WELLS FARGO FOOTHILL, INC., a California corporation, as Agent and as a Lender

	By:	/s/ Robert Bernier
Name: Robert Bernier
Title: Vice President

BANK OF AMERICA, N.A. (successor to Fleet Capital Corporation), as a Lender

By:	/s/ H Michael Wills
Name: H Michael Wills
Title: Senior Vice President

TEXTRON FINANCIAL CORPORATION, as a Lender

By:	/s/ Stuart A. Hall
Name: Stuart A. Hall
Title: Senior Account Executive

[SIGNATURE PAGE TO WAIVER LETTER]

Acknowledged and agreed to
as of the date first written above:

BORROWERS:	CELLSTAR CORPORATION, a Delaware corporation

	By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez
Title: Sr. VP and General Counsel

CELLSTAR, LTD., a Texas limited partnership

By:	National Auto Center, Inc., its General Partner

By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez
Title: Sr. VP and General Counsel

NATIONAL AUTO CENTER, INC., a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez
Title: Sr. VP and General Counsel

CELLSTAR FINANCO, INC., a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez
Title: Sr. VP and General Counsel

[SIGNATURE PAGE TO WAIVER LETTER]

CELLSTAR INTERNATIONAL CORPORATION/SA, a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez
Title: Sr. VP and General Counsel

CELLSTAR FULFILLMENT, INC., a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez
Title: Sr. VP and General Counsel

CELLSTAR INTERNATIONAL CORPORATION/ASIA, a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez
Title: Sr. VP and General Counsel

AUDIOMEX EXPORT CORP., a Texas corporation

By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez
Title: Sr. VP and General Counsel

NAC HOLDINGS, INC., a Nevada corporation

By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez
Title: President

[SIGNATURE PAGE TO WAIVER LETTER]

CELLSTAR FULFILLMENT LTD., a Texas limited partnership

By:	CellStar Fulfillment, Inc., its General Partner

By:	/s/ Elaine Flud Rodriguez
Name: Elaine Flud Rodriguez
Title: President

[SIGNATURE PAGE TO WAIVER LETTER]